Consolidated Schedule of Investments PIMCO Dynamic Income Opportunities Fund	September 30, 2023 (Unaudited)

(AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF SHARES, CONTRACTS, UNITS AND OUNCES, IF ANY)
		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
INVESTMENTS IN SECURITIES 179.4% ¤
LOAN PARTICIPATIONS AND ASSIGNMENTS 31.3%
Amsurg
TBD% due 04/28/2028 «		$56,805	$42,980
16.394% due 04/29/2027		24,285	28,959
Carnival Corp. 7.608% (EUR001M + 3.750%) due 06/30/2025 ~	EUR	275	292
Comexposium 4.969% (EUR012M + 4.000%) due 03/28/2026 ~		21,515	19,647
Diamond Sports Group LLC TBD% - 15.412% due 05/25/2026		$19,161	9,963
Espai Barca Fondo De Titulizacion 11.500% due 05/31/2028 «	EUR	7,400	7,761
Gateway Casinos & Entertainment Ltd.
13.496% due 10/15/2027		$10,888	10,927
13.498% due 10/18/2027	CAD	9,987	7,379
Gibson Brands, Inc. 10.570% due 08/11/2028		$6,190	5,199
Incora TBD% - 13.917% due 03/01/2024 «		20,573	21,267
Intelsat Jackson Holdings SA 9.772% due 02/01/2029		11,812	11,801
LifeMiles Ltd. 10.934% due 08/30/2026		3,038	2,982
MPH Acquisition Holdings LLC 9.916% (LIBOR03M + 4.250%) due 09/01/2028 ~		2,793	2,639
NAC Aviation 29 DAC 7.501% due 06/30/2026		19,638	18,394
Obol France 3 SAS 8.412% (EUR001M + 4.750%) due 12/31/2025 ~	EUR	7,000	6,663
Oi SA
TBD% - 14.000% due 09/07/2024 µ		$12,628	12,628
1.750% (LIBOR06M + 1.750%) due 02/26/2035 ~		29,964	2,051
Poseidon Bidco SASU 9.205% - 9.222% (EUR003M + 5.250%) due 07/25/2028 ~	EUR	9,500	10,069
Project Quasar Pledgco SLU 6.925% (EUR001M + 3.250%) due 03/15/2026 «~		9,712	9,925
Promotora de Informaciones SA 8.905% (EUR003M + 5.220%) due 12/31/2026 ~		29,650	29,990
Promotora de Informaciones SA (6.655% Cash and 5.000% PIK) 11.655% (EUR003M + 2.970%) due 06/30/2027 «~(c)		5,397	5,193
Quantum Bidco Ltd. 10.933% due 01/31/2028	GBP	20,000	22,328
Republic of Cote d'lvoire 9.066% (EUR006M + 5.000%) due 03/19/2027 «~	EUR	800	820
SCUR-Alpha 1503 GmbH
9.214% (EUR003M + 5.500%) due 03/29/2030 ~		5,200	5,179
10.869% due 03/29/2030		$7,960	7,429
Softbank Vision Fund 5.000% due 12/21/2025 «		19,847	18,556
Steenbok Lux Finco 1 SARL
10.000% due 06/30/2026	EUR	10,435	3,565
10.000% (EUR003M + 5.000%) due 06/30/2026 «~		62	67
10.000% (EUR006M + 10.000%) due 06/01/2030 ~		42	44
Steenbok Lux Finco 2 SARL 10.000% due 06/30/2026		57,949	27,693
Sunseeker TBD% - 5.550% due 10/31/2028 «		$22,100	20,988
Syniverse Holdings, Inc. 12.390% due 05/13/2027		2,739	2,427
Team Health Holdings, Inc. 8.181% (LIBOR01M + 2.750%) due 02/06/2024 ~		10,283	10,070
Telemar Norte Leste SA
1.750% (LIBOR06M + 1.750%) due 02/26/2035 ~		3,866	265
1.750% due 02/26/2035		2,363	162
U.S. Renal Care, Inc. 10.607% due 06/20/2028		30,313	20,310

Consolidated Schedule of Investments PIMCO Dynamic Income Opportunities Fund (Cont.)	September 30, 2023 (Unaudited)

Windstream Services LLC 9.416% due 02/23/2027		16,810	16,642

Total Loan Participations and Assignments (Cost $489,838)			423,254

CORPORATE BONDS & NOTES 34.8%
BANKING & FINANCE 13.0%
Adler Financing SARL (12.500% PIK) 12.500% due 06/30/2025 (c)(k)	EUR	5,980	6,758
ADLER Real Estate AG 3.000% due 04/27/2026 (k)		15,900	13,045
Agps Bondco PLC
4.625% due 01/14/2026 ^(d)(k)		13,000	5,754
5.000% due 04/27/2027 ^(d)		1,800	657
6.000% due 08/05/2025 ^(d)		3,800	1,762
Banca Monte dei Paschi di Siena SpA
1.875% due 01/09/2026 (k)		20,927	19,847
7.677% due 01/18/2028 •(k)		6,500	6,153
8.000% due 01/22/2030 •(k)		1,603	1,613
10.500% due 07/23/2029 (k)		16,766	17,906
Claveau Re Ltd. 22.696% (T-BILL 3MO + 17.250%) due 07/08/2028 ~(k)		$2,940	1,294
Corestate Capital Holding SA (Cash 10.000% or 11.000% PIK) 10.000% due 12/31/2026 «(c)	EUR	300	317
Corsair International Ltd.
8.802% due 01/28/2027 •		1,700	1,784
9.152% due 01/28/2029 •		1,100	1,151
Credit Suisse AG AT1 Claim 0.000% due 01/01/1900 ^		$800	84
Fairfax India Holdings Corp. 5.000% due 02/26/2028 (k)		18,350	15,781
FloodSmart Re Ltd.
19.026% (T-BILL 3MO + 13.000%) due 03/01/2024 ~(k)		3,920	3,923
22.776% (T-BILL 3MO + 16.750%) due 03/01/2024 ~(k)		1,120	954
Hestia Re Ltd. 14.946% (T-BILL 1MO + 9.500%) due 04/22/2025 ~		2,347	2,291
Jefferson Capital Holdings LLC 6.000% due 08/15/2026		345	305
Sanders Re Ltd. 17.196% (T-BILL 3MO + 11.750%) due 04/09/2029 ~		4,164	3,287
SVB Financial Group
1.800% due 02/02/2031 ^(d)		3,175	1,920
2.100% due 05/15/2028 ^(d)		400	250
3.125% due 06/05/2030 ^(d)		500	308
3.500% due 01/29/2025 ^(d)		200	132
4.345% due 04/29/2028 ^(d)		1,300	836
4.570% due 04/29/2033 ^(d)		4,000	2,530
Uniti Group LP
6.000% due 01/15/2030 (k)		21,202	13,492
6.500% due 02/15/2029 (k)		26,904	17,654
10.500% due 02/15/2028 (k)		6,343	6,219
Veraison Re Ltd. 17.446% (T-BILL 1MO + 12.000%) due 03/10/2031 ~		1,600	1,717
Voyager Aviation Holdings LLC 8.500% due 05/09/2026 ^«(d)		49,287	26,800

			176,524

INDUSTRIALS 20.4%
Altice Financing SA 5.750% due 08/15/2029 (k)		2,553	2,096
Carvana Co. (12.000% PIK) 12.000% due 12/01/2028 (c)(k)		1,546	1,216
Carvana Co. (13.000% PIK) 13.000% due 06/01/2030 (c)(k)		2,819	2,203
Carvana Co. (14.000% PIK) 14.000% due 06/01/2031 (c)(k)		4,245	3,328
CGG SA
7.750% due 04/01/2027 (k)	EUR	3,800	3,613
8.750% due 04/01/2027 (k)		$19,353	17,335
DISH DBS Corp. 5.250% due 12/01/2026 (k)		5,630	4,795
DISH Network Corp. 11.750% due 11/15/2027 (k)		7,400	7,466
Intelsat Jackson Holdings SA 6.500% due 03/15/2030 (k)		48,922	43,509
Iris Holdings, Inc. (8.750% Cash or 9.500% PIK) 8.750% due 02/15/2026 (c)(k)		18,158	16,395
LifePoint Health, Inc. 11.000% due 10/15/2030 (b)		1,880	1,880
Market Bidco Finco PLC 4.750% due 11/04/2027 (k)	EUR	2,300	2,103
Newfold Digital Holdings Group, Inc. 6.000% due 02/15/2029 (k)		$10,800	8,129

Consolidated Schedule of Investments PIMCO Dynamic Income Opportunities Fund (Cont.)	September 30, 2023 (Unaudited)

Times Square Hotel Trust 8.528% due 08/01/2026		374	369
Turkish Airlines Pass-Through Trust 4.200% due 09/15/2028		222	207
U.S. Renal Care, Inc. 10.625% due 06/28/2028		7,141	4,784
Vale SA 1.641% due 12/29/2049 ~(h)	BRL	340,000	21,149
Veritas U.S., Inc. 7.500% due 09/01/2025 (k)		$22,099	18,500
Wesco Aircraft Holdings, Inc. (7.500% Cash and 3.000% PIK) 10.500% due 11/15/2026 ^(c)(d)		83,934	76,380
Windstream Escrow LLC 7.750% due 08/15/2028 (k)		51,680	41,146

			276,603

UTILITIES 1.4%
Gazprom PJSC via Gaz Finance PLC 3.000% due 06/29/2027		200	135
NGD Holdings BV 6.750% due 12/31/2026 (k)		1,113	802
Oi SA 10.000% due 07/27/2025 ^(d)		64,741	4,430
Peru LNG SRL 5.375% due 03/22/2030 (k)		16,625	13,069

			18,436

Total Corporate Bonds & Notes (Cost $609,977)			471,563

CONVERTIBLE BONDS & NOTES 1.9%
BANKING & FINANCE 1.7%
Corestate Capital Holding SA (8.000% Cash or 9.000% PIK) 8.000% due 12/31/2026 ^(c)(d)	EUR	1,577	1,126
PennyMac Corp. 5.500% due 03/15/2026 (k)		$24,225	21,863

			22,989

INDUSTRIALS 0.2%
DISH Network Corp. 3.375% due 08/15/2026 (k)		3,700	2,242

Total Convertible Bonds & Notes (Cost $29,724)			25,231

MUNICIPAL BONDS & NOTES 1.8%
PUERTO RICO 1.7%
Commonwealth of Puerto Rico Bonds, Series 2022
0.000% due 11/01/2043 (k)		17,178	8,933
0.000% due 11/01/2051 (k)		29,682	13,940

			22,873

WEST VIRGINIA 0.1%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007 0.000% due 06/01/2047 (g)		25,000	1,973

Total Municipal Bonds & Notes (Cost $27,307)			24,846

U.S. GOVERNMENT AGENCIES 1.9%
Fannie Mae
2.500% due 04/25/2049 - 02/25/2050 (a)(k)		22,317	3,126
3.000% due 12/25/2032 - 01/25/2051 (a)(k)		12,757	1,962
3.500% due 05/25/2030 (a)(k)		4,185	261
4.000% due 09/25/2051 (a)(k)		24,438	5,514
4.500% due 07/25/2045 (a)(k)		2,381	483
5.000% due 08/25/2043 (a)(k)		2,654	518
Freddie Mac
0.572% due 07/15/2042 •(a)(k)		1,836	138
0.772% due 03/15/2043 - 11/15/2047 •(a)(k)		8,811	542
2.000% due 11/25/2050 - 01/25/2051 (a)(k)		19,090	1,654
3.000% due 11/25/2050 - 09/25/2051 (a)(k)		45,766	6,724
3.500% due 04/25/2041 (a)(k)		8,665	1,108
4.000% due 11/25/2048 - 06/25/2051 (a)(k)		14,342	2,765
4.500% due 12/25/2050 (a)(k)		4,298	771

Total U.S. Government Agencies (Cost $24,174)			25,566

NON-AGENCY MORTGAGE-BACKED SECURITIES 49.5%
280 Park Avenue Mortgage Trust 8.457% due 09/15/2034 •(k)		4,750	3,949

Consolidated Schedule of Investments PIMCO Dynamic Income Opportunities Fund (Cont.)	September 30, 2023 (Unaudited)

Ashford Hospitality Trust
7.605% due 04/15/2035 •(k)	2,500	2,407
8.605% due 04/15/2035 •(k)	8,700	8,412
Atrium Hotel Portfolio Trust
8.680% due 12/15/2036 •(k)	1,111	987
9.030% due 06/15/2035 •(k)	11,037	10,404
Austin Fairmont Hotel Trust 7.630% due 09/15/2032 •(k)	4,900	4,831
Banc of America Funding Trust
2.981% due 09/26/2036 ~(k)	4,463	3,183
5.674% due 06/26/2036 •(k)	3,271	2,612
5.750% due 05/26/2036 «	312	195
Barclays Commercial Mortgage Securities Trust
3.811% due 02/15/2053 ~(k)	15,650	10,245
9.180% due 07/15/2037 •(k)	4,278	3,910
Barclays Commercial Real Estate Trust 4.715% due 08/10/2033 ~(k)	16,650	12,388
Bear Stearns Commercial Mortgage Securities Trust 5.566% due 01/12/2045 ~	39	38
Beast Mortgage Trust
8.897% due 03/15/2036 •(k)	5,750	4,075
9.897% due 03/15/2036 •(k)	7,125	4,693
Beneria Cowen & Pritzer Collateral Funding Corp.
7.939% due 06/15/2038 •(k)	10,000	8,000
9.085% due 06/15/2038 •(k)	5,000	3,730
Braemar Hotels & Resorts Trust 7.905% due 06/15/2035 •(k)	7,900	7,283
Citigroup Commercial Mortgage Trust
3.635% due 05/10/2035 ~(k)	1,300	1,109
3.917% due 12/15/2072 ~(k)	4,600	2,371
8.372% due 12/15/2036 •(k)	8,811	8,426
Citigroup Mortgage Loan Trust 4.523% due 08/25/2036 ~(k)	1,370	1,193
Colony Mortgage Capital Ltd. 8.164% due 11/15/2038 •(k)	15,000	13,530
Commercial Mortgage Trust
6.780% due 06/15/2034 •(k)	2,300	1,897
7.030% due 06/15/2034 •(k)	4,950	3,918
7.874% due 06/15/2034 •(k)	7,400	5,221
Countrywide Alternative Loan Trust 6.250% due 12/25/2036 (k)	4,574	1,967
Credit Suisse Mortgage Capital Trust
4.008% due 01/25/2060 ~(k)	8,144	5,310
8.744% due 07/15/2032 •(k)	19,982	18,453
CRSNT Commercial Mortgage Trust 8.954% due 04/15/2036 •(k)	7,000	5,890
DBWF Mortgage Trust 8.496% due 12/19/2030 •(k)	29,075	28,784
Deutsche Mortgage & Asset Receiving Corp. 4.103% due 11/27/2036 •(k)	6,340	5,460
DOLP Trust
0.665% due 05/10/2041 ~(a)(k)	309,500	11,298
3.704% due 05/10/2041 ~(k)	32,400	14,935
DROP Mortgage Trust 8.196% due 10/15/2043 •(k)	5,500	3,955
Extended Stay America Trust 9.146% due 07/15/2038 •(k)	17,869	17,427
Freddie Mac
10.065% due 02/25/2042 •(k)	2,600	2,639
10.815% due 01/25/2034 •(k)	4,000	3,908
12.815% due 10/25/2041 •(k)	22,000	22,690
13.815% due 02/25/2042 •(k)	1,200	1,260
GCT Commercial Mortgage Trust 8.797% due 02/15/2038 •(k)	49,700	9,385
Greenwood Park CLO Ltd.
0.000% due 10/20/2030 «	13,000	45
0.000% due 04/15/2031 «	27,000	97
GS Mortgage Securities Corp. Trust 7.929% due 11/15/2032 •(k)	10,782	10,474
GS Mortgage-Backed Securities Corp. Trust
0.000% due 12/25/2060 ~	161	152
0.000% due 12/25/2060 ~(a)	174,913	6,098
0.165% due 12/25/2060 ~(a)	152,718	1,040
3.887% due 12/25/2060 ~(k)	34,468	18,924
Hawaii Hotel Trust 8.129% due 05/15/2038 •(k)	39,720	38,638
Hilton Orlando Trust 8.279% due 12/15/2034 •(k)	6,953	6,787
HPLY Trust 8.593% due 11/15/2036 •(k)	1,676	1,616
JP Morgan Alternative Loan Trust 5.714% due 03/25/2037 •(k)	14,056	14,152
JP Morgan Chase Commercial Mortgage Securities Trust
7.747% due 02/15/2035 •(k)	1,310	1,246
8.066% due 07/05/2033 •(k)	5,012	4,088
8.416% due 07/05/2033 •(k)	10,000	7,871

Consolidated Schedule of Investments PIMCO Dynamic Income Opportunities Fund (Cont.)	September 30, 2023 (Unaudited)

8.547% due 03/15/2036 •(k)		25,550	19,300
9.297% due 03/15/2036 •(k)		9,500	6,651
JP Morgan Resecuritization Trust 4.120% due 12/27/2046 •(k)		12,494	10,014
Lehman XS Trust 6.034% due 08/25/2037 •(k)		4,939	4,081
Mill City Mortgage Loan Trust
0.000% due 04/25/2057 ~		144,539	3,503
0.000% due 04/25/2057 ~(a)		144,539	543
0.000% due 11/25/2058 ~(a)		120,224	529
0.000% due 11/25/2058 ~		120,224	372
3.858% due 04/25/2057 ~(k)		19,586	11,594
3.953% due 11/25/2058 ~(k)		16,205	8,690
Morgan Stanley Capital Trust
7.691% due 12/15/2036 •(k)		4,294	1,396
7.705% due 11/15/2034 •(k)		5,370	5,167
8.655% due 11/15/2034 •(k)		3,357	3,204
Morgan Stanley Re-REMIC Trust 2.950% due 03/26/2037 þ(k)		3,108	2,961
MRCD Mortgage Trust 2.718% due 12/15/2036 (k)		28,715	16,050
Natixis Commercial Mortgage Securities Trust
3.917% due 11/15/2032 ~(k)		15,192	8,282
8.500% due 11/15/2034 •(k)		6,000	5,534
New Orleans Hotel Trust 8.069% due 04/15/2032 •(k)		7,491	6,913
New Residential Mortgage Loan Trust
3.528% due 07/25/2055 ~(k)		1,242	895
4.012% due 07/25/2059 ~(k)		5,000	3,016
4.328% due 07/25/2055 ~(k)		1,000	714
New York Mortgage Trust 5.250% due 07/25/2062 þ(k)		2,270	2,197
PMT Credit Risk Transfer Trust 8.332% due 02/27/2024 •(k)		16,210	16,146
Residential Accredit Loans, Inc. Trust 5.854% due 06/25/2037 •(k)		777	680
Seasoned Credit Risk Transfer Trust
3.306% due 05/25/2057 ~(k)		18,295	6,234
4.250% due 09/25/2060 (k)		7,547	6,584
4.250% due 03/25/2061 ~(k)		3,263	2,590
4.750% due 10/25/2058 ~(k)		2,360	2,140
13.015% due 09/25/2060 ~(k)		4,233	2,943
15.155% due 11/25/2060 ~(k)		5,545	4,147
SFO Commercial Mortgage Trust
8.346% due 05/15/2038 •(k)		18,000	13,440
9.096% due 05/15/2038 •(k)		8,000	5,626
Tharaldson Hotel Portfolio Trust 8.922% due 11/11/2034 •(k)		5,025	4,866
Trinity Square PLC
0.000% due 07/15/2059 (g)(k)	GBP	10,853	29,441
8.650% due 07/15/2059 •(k)		10,843	13,056
9.650% due 07/15/2059 •(k)		5,421	6,534
10.150% due 07/15/2059 •(k)		7,457	9,080
VASA Trust
8.597% due 07/15/2039 •(k)		$10,000	5,958
9.347% due 07/15/2039 •(k)		7,000	3,752
Verus Securitization Trust 3.195% due 10/25/2063 ~(k)		1,800	1,316
Waikiki Beach Hotel Trust
7.477% due 12/15/2033 •(k)		3,000	2,900
8.127% due 12/15/2033 •(k)		5,000	4,698
WaMu Mortgage Pass-Through Certificates Trust
5.436% due 07/25/2047 •(k)		2,163	1,706
6.134% due 12/25/2045 •(k)		12,739	10,555
Wells Fargo Mortgage-Backed Securities Trust 6.405% due 10/25/2036 ~(k)		246	227

Total Non-Agency Mortgage-Backed Securities (Cost $859,158)			669,821

ASSET-BACKED SECURITIES 19.9%
Aames Mortgage Investment Trust 8.134% due 01/25/2035 •(k)		5,000	3,490
ACE Securities Corp. Home Equity Loan Trust 5.809% due 08/25/2036 •(k)		24,318	18,344
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates 7.234% due 07/25/2035 •(k)		7,500	5,763
Argent Securities, Inc. Asset-Backed Pass-Through Certificates 6.124% due 01/25/2036 •(k)		16,519	14,812
Asset-Backed Securities Corp. Home Equity Loan Trust 5.664% due 05/25/2037 •(k)		8,185	5,566
Ayresome CDO Ltd. 6.029% due 12/08/2045 •(k)		25,992	8,091
Bear Stearns Asset-Backed Securities Trust 4.752% due 01/25/2037 •(k)		6,306	5,426
Carvana Auto Receivables Trust 0.000% due 01/10/2028 «(g)		10	1,611

Consolidated Schedule of Investments PIMCO Dynamic Income Opportunities Fund (Cont.)	September 30, 2023 (Unaudited)

College Avenue Student Loans LLC 4.120% due 07/25/2051	1,655	1,529
Duke Funding High Grade Ltd.
0.090% due 08/02/2049 (a)	840,370	148
5.583% due 08/02/2049 •	29,910	256
Encore Credit Receivables Trust 7.189% due 10/25/2035 •(k)	5,721	4,958
Exeter Automobile Receivables Trust
0.000% due 05/15/2031 «(g)	7	1,763
0.000% due 08/15/2031 «(g)	12	4,144
0.000% due 12/15/2033 «(g)	12	3,046
Fieldstone Mortgage Investment Trust 8.359% due 08/25/2034 •(k)	2,903	2,176
First Franklin Mortgage Loan Trust
5.744% due 10/25/2036 •(k)	6,000	4,722
6.364% due 11/25/2035 •(k)	7,502	6,161
First NLC Trust 6.454% due 12/25/2035 •(k)	10,939	9,036
Flagship Credit Auto Trust 0.000% due 04/17/2028 «(g)	10	1,257
FREED ABS Trust 0.000% due 09/20/2027 «(g)	4	487
Greenwood Park CLO Ltd. 0.000% due 04/15/2031 ~(k)	27,000	9,184
GSAMP Trust 5.884% due 08/25/2036 •(k)	16,105	11,799
KKR CLO Ltd. 0.000% due 04/20/2034 ~(k)	10,000	7,574
Madison Park Funding Ltd. 0.000% due 07/27/2047 ~(k)	5,600	2,597
Marlette Funding Trust 0.000% due 09/16/2030 «(g)	38	1,436
MASTR Asset-Backed Securities Trust 6.019% due 01/25/2036 •(k)	6,214	4,321
Montauk Point CDO Ltd.
5.529% due 04/06/2046 •(k)	327,058	33
5.845% due 10/06/2042 •(k)	213,556	11,443
Morgan Stanley ABS Capital, Inc. Trust 6.544% due 07/25/2035 •(k)	11,088	7,922
Morgan Stanley Home Equity Loan Trust 6.499% due 05/25/2035 •(k)	5,328	4,519
Myers Park CLO Ltd. 0.000% due 10/20/2030 «~	13,000	8,234
New Century Home Equity Loan Trust 6.454% due 06/25/2035 •(k)	17,495	16,148
PRET LLC
3.721% due 07/25/2051 þ(k)	2,600	2,096
3.967% due 09/25/2051 þ(k)	17,900	14,641
Ready Capital Mortgage Financing LLC 9.184% due 04/25/2038 •(k)	7,000	6,593
Securitized Asset-Backed Receivables LLC Trust 5.934% due 03/25/2036 •(k)	1,472	909
Sierra Madre Funding Ltd. 5.822% due 09/07/2039 •	1,064	740
SMB Private Education Loan Trust 0.000% due 02/16/2055 «(g)	5	6,154
Specialty Underwriting & Residential Finance Trust 5.734% due 09/25/2037 •(k)	22,777	7,381
Structured Asset Investment Loan Trust 6.409% due 07/25/2035 •	10,557	7,476
Structured Asset Securities Corp. Mortgage Loan Trust 5.734% due 04/25/2036 •(k)	20,690	16,810
Structured Finance Advisors ABS CDO Ltd. 5.533% due 07/02/2037 •(k)	41,770	6,838
Summer Street Ltd. 5.914% due 12/06/2045 •(k)	49,629	12,181

Total Asset-Backed Securities (Cost $386,410)		269,815

SOVEREIGN ISSUES 1.2%
Argentina Government International Bond 3.500% due 07/09/2041 þ(k)	5,233	1,358
Ecuador Government International Bond
3.500% due 07/31/2035 þ(k)	3,300	1,232
6.000% due 07/31/2030 þ(k)	14,720	7,542
Russia Government International Bond
5.100% due 03/28/2035 ^(d)	200	84
5.625% due 04/04/2042 ^(d)	4,200	2,867

Consolidated Schedule of Investments PIMCO Dynamic Income Opportunities Fund (Cont.)	September 30, 2023 (Unaudited)

Ukraine Government International Bond 6.876% due 05/21/2031 ^(d)	10,700	2,825

Total Sovereign Issues (Cost $26,241)		15,908

	SHARES
COMMON STOCKS 2.7%
COMMUNICATION SERVICES 0.5%
NAC Aviation «(e)(i)	373,201	6,242
Promotora de Informaciones SA (e)	1,623,357	628

		6,870

CONSUMER DISCRETIONARY 0.0%
Steinhoff International Holdings NV «(e)(i)	115,240,705	0

FINANCIALS 1.7%
ADLER Group SA «(e)	67,217	31
Banca Monte dei Paschi di Siena SpA (e)	2,274,000	5,806
Corestate Capital Holding SA «(e)(i)	632,951	0
Intelsat Emergence SA «(e)(i)	652,149	17,484
UBS Group AG	5,143	128

		23,449

INDUSTRIALS 0.5%
Syniverse Holdings, Inc. «(i)	6,721,650	6,083
Voyager Aviation Holdings LLC «(e)	6,860	0

		6,083

REAL ESTATE 0.0%
ADLER Group SA	148,837	76

Total Common Stocks (Cost $59,567)		36,478

RIGHTS 0.1%
INDUSTRIALS 0.1%
Intelsat Jackson Holdings SA - Exp. 12/05/2025 «(e)	68,296	638

Total Rights (Cost $0)		638

WARRANTS 0.0%
INDUSTRIALS 0.0%
Intelsat Jackson Holdings SA - Exp. 12/05/2025 «	68,296	633

Total Warrants (Cost $0)		633

PREFERRED SECURITIES 0.0%
BANKING & FINANCE 0.0%
SVB Financial Group
4.000% due 05/15/2026 ^(d)(h)	500,000	19
4.250% due 11/15/2026 ^(d)(h)	300,000	11
4.700% due 11/15/2031 ^(d)(h)	492,000	19

		49

INDUSTRIALS 0.0%
Voyager Aviation Holdings LLC 9.500% «	41,160	0

Total Preferred Securities (Cost $13,612)		49

REAL ESTATE INVESTMENT TRUSTS 1.7%
FINANCIALS 1.7%
Annaly Capital Mangaement, Inc.	609,500	11,465
KKR Real Estate Finance Trust, Inc.	442,832	5,256
PennyMac Mortgage Investment Trust	556,200	6,897

Consolidated Schedule of Investments PIMCO Dynamic Income Opportunities Fund (Cont.)	September 30, 2023 (Unaudited)

Total Real Estate Investment Trusts (Cost $35,164)		23,618

SHORT-TERM INSTRUMENTS 32.6%
REPURCHASE AGREEMENTS (j) 28.8%		389,700

U.S. TREASURY BILLS 3.8%
5.408% due 10/05/2023 - 12/21/2023 (b)(f)(g)	52,225	51,982

Total Short-Term Instruments (Cost $441,683)		441,682

Total Investments in Securities (Cost $3,002,855)		2,429,102

Total Investments 179.4% (Cost $3,002,855)		$2,429,102
Financial Derivative Instruments (l)(m) 1.2% (Cost or Premiums, net $(15,716))		16,564
Other Assets and Liabilities, net (80.6)%		(1,091,674)

Net Assets 100.0%		$1,353,992

Consolidated Schedule of Investments PIMCO Dynamic Income Opportunities Fund (Cont.)	September 30, 2023 (Unaudited)

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS:

* A zero balance may reflect actual amounts rounding to less than one thousand.

¤

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security's country of incorporation may be different from its country of economic exposure.

^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
µ	All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only ("IO") or IO Strip.
(b)	When-issued security.
(c)	Payment in-kind security.
(d)	Security is not accruing income as of the date of this report.
(e)	Security did not produce income within the last twelve months.
(f)	Coupon represents a weighted average yield to maturity.
(g)	Zero coupon security.
(h)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(i)	RESTRICTED SECURITIES:
Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets

Corestate Capital Holding SA	08//22/2023	$0	$0	0.00%
Intelsat Emergence SA	01/29/2021 - 07/03/2023	38,681	17,484	1.29
NAC Aviation	06/01/2022 - 07/27/2022	8,750	6,242	0.46
Steinhoff International Holdings NV	06/30/2023	0	0	0.00
Syniverse Holdings, Inc.	05/12/2022 - 05/31/2023	6,603	6,083	0.45

$54,034	$29,809	2.20%

BORROWINGS AND OTHER FINANCING TRANSACTIONS
(j)	REPURCHASE AGREEMENTS:
Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)

BOS	5.330%	09/29/2023	10/02/2023	$26,900	U.S. Treasury Bonds 3.250% due 05/15/2042	$(27,332)	$26,900	$26,912
BPS	5.330	09/29/2023	10/2/2023	195,100	U.S. Treasury Notes 3.000% due 7/31/2024	(199,209)	195,100	195,186
JPS	5.370	10/02/2023	10/03/2023	165,900	U.S. Treasury Bonds 2.000% due 08/15/2051	(168,899)	165,900	165,900
NOM	5.360	09/29/2023	10/02/2023	1,800	U.S. Treasury Notes 4.125% due 11/15/2032	(1,837)	1,800	1,801

Total Repurchase Agreements	$(397,277)	$389,700	$389,799

REVERSE REPURCHASE AGREEMENTS:
Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)	Payable for Reverse Repurchase Agreements

BOM	5.830%	10/02/2023	11/02/2023	$(12,386)	$(12,386)
5.850	09/01/2023	10/02/2023	(12,536)	(12,599)
BPS	4.150	08/18/2023	10/20/2023	EUR	(13,839)	(14,708)
4.166	08/31/2023	10/31/2023	(5,931)	(6,294)
4.176	08/22/2023	11/23/2023	(1,638)	(1,740)
4.248	09/11/2023	12/11/2023	(391)	(414)
4.289	10/02/2023	12/04/2023	(6,361)	(6,726)
4.300	09/20/2023	TBD(3)	(4,345)	(4,601)
4.380	09/20/2023	TBD(3)	(1,565)	(1,655)
6.000	05/19/2023	11/20/2023	$(5,266)	(5,382)
6.040	07/31/2023	01/29/2024	(14,198)	(14,348)
6.060	07/14/2023	01/10/2024	(46,089)	(46,709)

Consolidated Schedule of Investments PIMCO Dynamic Income Opportunities Fund (Cont.)	September 30, 2023 (Unaudited)

	6.060	09/26/2023	01/10/2024		(1,686)	(1,688)
	6.080	07/21/2023	01/17/2024		(11,897)	(12,044)
	6.220	08/30/2023	02/26/2024		(2,676)	(2,691)
	6.420	08/17/2023	02/13/2024		(4,681)	(4,720)
	6.570	07/13/2023	01/10/2024		(83,947)	(85,174)
	6.570	08/01/2023	01/10/2024		(1,775)	(1,795)
	6.570	08/17/2023	02/13/2024		(13,567)	(13,680)
	6.620	07/13/2023	01/10/2024		(9,334)	(9,470)
	6.670	07/13/2023	01/10/2024		(1,826)	(1,852)
	6.820	08/30/2023	02/26/2024		(2,651)	(2,668)
	6.870	07/13/2023	01/10/2024		(15,008)	(15,228)
BRC	4.250	09/20/2023	TBD(3)	EUR	(1,281)	(1,356)
	6.310	07/28/2023	TBD(3)		$(14,885)	(15,057)
	6.400	07/14/2023	10/13/2023		(18,334)	(18,595)
	6.520	08/18/2023	12/15/2023		(22,860)	(23,046)
	6.630	09/15/2023	12/14/2023	GBP	(7,800)	(9,546)
	6.690	08/30/2023	02/26/2024		$(7,490)	(7,536)
	6.700	09/05/2023	03/04/2024		(6,328)	(6,359)
	6.720	08/10/2023	02/06/2024		(24,765)	(25,010)
	6.730	08/03/2023	01/31/2024		(15,867)	(16,045)
	6.732	07/10/2023	01/10/2024		(3,626)	(3,683)
	6.740	08/30/2023	02/26/2024		(778)	(782)
	6.750	09/05/2023	03/04/2024		(4,620)	(4,643)
	6.800	09/05/2023	03/04/2024		(6,900)	(6,936)
BYR	5.950	09/20/2023	11/20/2023		(17,654)	(17,689)
	6.040	04/26/2023	10/23/2023		(28,045)	(28,771)
CEW	6.000	07/28/2023	TBD(3)		(9,361)	(9,464)
	6.700	07/28/2023	TBD(3)		(5,474)	(5,534)
CIB	6.020	08/16/2023	02/16/2024		(20)	(20)
DBL	6.355	09/25/2023	11/24/2023		(1,673)	(1,675)
	6.925	09/15/2023	11/17/2023		(18,405)	(18,465)
	6.975	09/15/2023	11/17/2023		(23,611)	(23,689)
GLM	6.680	08/07/2023	04/25/2024		(2,588)	(2,615)
	6.700	08/30/2023	05/24/2024		(12,354)	(12,430)
	6.730	08/07/2023	04/25/2024		(1,564)	(1,581)
	6.730	09/20/2023	06/11/2024		(3,713)	(3,722)
	6.730	09/26/2023	06/11/2024		(582)	(583)
	6.780	08/07/2023	04/25/2024		(11,406)	(11,526)
JML	5.750	09/22/2023	11/03/2023		(7,981)	(7,994)
JPS	6.170	05/05/2023	11/01/2023		(18,253)	(18,722)
	6.230	05/31/2023	11/20/2023		(3,808)	(3,890)
	6.300	05/16/2023	11/13/2023		(3,052)	(3,127)
	6.400	05/16/2023	11/13/2023		(13,782)	(14,123)
	6.610	07/03/2023	01/02/2024		(1,254)	(1,275)
	6.625	07/12/2023	01/08/2024		(3,325)	(3,375)
	6.650	07/12/2023	01/08/2024		(11,983)	(12,164)
	6.680	07/03/2023	01/02/2024		(9,756)	(9,921)
	6.710	07/03/2023	01/02/2024		(2,634)	(2,679)
MEI	5.820	09/25/2023	12/21/2023	GBP	(9,183)	(11,216)
MSB	5.994	09/04/2023	01/04/2024		(4,108)	(5,036)
	6.094	09/04/2023	01/04/2024		(6,297)	(7,720)
	6.144	09/04/2023	01/04/2024		(6,497)	(7,965)
	6.270	08/30/2023	02/26/2024		$(10,224)	(10,283)
	6.300	07/28/2023	10/03/2023		(35,790)	(36,203)
	6.350	07/28/2023	10/03/2023		(27,940)	(28,265)
	6.400	07/28/2023	10/03/2023		(17,416)	(17,620)
	6.570	09/15/2023	03/13/2024		(1,991)	(1,997)
MSC	6.560	08/04/2023	10/03/2023		(3,238)	(3,273)
	6.610	07/26/2023	10/03/2023		(8,510)	(8,616)
MZF	6.660	09/13/2023	03/13/2024		(8,356)	(8,386)
	6.670	06/01/2023	11/28/2023		(7,046)	(7,207)
NOM	5.650	07/28/2023	TBD(3)		(591)	(597)
RBC	6.390	09/15/2023	01/16/2024		(13,864)	(13,906)
	6.780	09/18/2023	01/16/2024		(3,588)	(3,597)
RCY	5.900	09/18/2023	10/18/2023		(5,185)	(5,197)
	6.020	08/17/2023	02/16/2024		(3,091)	(3,115)
RTA	6.050	09/05/2023	01/05/2024		(23,342)	(23,448)
	6.100	09/05/2023	01/05/2024		(6,247)	(6,275)
	6.470	09/06/2023	03/06/2024		(13,794)	(13,859)
	6.478	07/03/2023	10/02/2023		(18,125)	(18,414)
	6.550	09/01/2023	12/29/2023		(17,010)	(17,106)
	6.550	10/02/2023	02/02/2024		(17,395)	(17,395)
	6.570	10/02/2023	01/02/2024		(18,079)	(18,079)
	6.720	09/08/2023	01/08/2024		(2,574)	(2,585)
SOG	6.030	06/08/2023	11/15/2023		(2,598)	(2,647)
	6.040	07/24/2023	01/24/2024		(5,767)	(5,834)
	6.070	08/22/2023	02/22/2024		(4,398)	(4,428)
	6.520	09/22/2023	02/22/2024		(8,638)	(8,653)
	6.570	05/18/2023	11/17/2023		(6,085)	(6,233)
	6.570	07/05/2023	01/05/2024		(3,657)	(3,715)
UBS	4.100	06/08/2023	TBD(3)	EUR	(7,840)	(8,392)
	4.100	09/12/2023	TBD(3)		(4,747)	(5,030)
	4.180	05/10/2023	TBD(3)		(2,410)	(2,588)
	4.230	05/10/2023	TBD(3)		(5,818)	(6,248)
	4.236	08/14/2023	11/14/2023		(12,330)	(13,112)
	5.680	09/08/2023	TBD(3)		$(4,461)	(4,477)

Consolidated Schedule of Investments PIMCO Dynamic Income Opportunities Fund (Cont.)	September 30, 2023 (Unaudited)

5.760	04/27/2023	01/22/2024	(15,801)	(16,201)
5.920	08/03/2023	10/03/2023	(3,696)	(3,732)
5.970	08/03/2023	10/03/2023	(1,627)	(1,643)
6.100	07/10/2023	01/05/2024	(586)	(595)
6.250	07/03/2023	01/05/2024	(9,342)	(9,490)
6.420	06/30/2023	01/04/2024	(6,130)	(6,233)
6.590	06/05/2023	12/05/2023	(3,550)	(3,628)
6.620	06/30/2023	01/04/2024	(10,699)	(10,883)
6.650	06/13/2023	12/12/2023	(12,922)	(13,187)
6.670	08/30/2023	11/28/2023	(3,105)	(3,124)
6.770	06/30/2023	01/04/2024	(10,697)	(10,886)

Total Reverse Repurchase Agreements	$(1,080,519)

(k)	Securities with an aggregate market value of $1,153,844 and cash of $33,805 have been pledged as collateral under the terms of master agreements as of September 30, 2023.
(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended September 30, 2023 was $(1,066,968) at a weighted average interest rate of 6.086%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Open maturity reverse repurchase agreement.
(l)	FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED
FUTURES CONTRACTS:
SHORT FUTURES CONTRACTS
Variation Margin
Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Asset	Liability

3-Month SOFR Active Contract December Futures	03/2024	66	$(15,600)	$457	$0	$(1)
3-Month SOFR Active Contract December Futures	03/2025	35	(8,348)	205	0	(2)
3-Month SOFR Active Contract December Futures	03/2026	38	(9,124)	171	0	(6)
3-Month SOFR Active Contract June Futures	09/2024	44	(10,430)	306	0	(1)
3-Month SOFR Active Contract June Futures	09/2025	35	(8,390)	170	0	(4)
3-Month SOFR Active Contract March Futures	06/2024	58	(13,720)	411	0	(1)
3-Month SOFR Active Contract March Futures	06/2025	31	(7,416)	164	0	(3)
3-Month SOFR Active Contract March Futures	06/2026	36	(8,645)	158	0	(5)
3-Month SOFR Active Contract September Futures	12/2024	41	(9,747)	266	0	(2)
3-Month SOFR Active Contract September Futures	12/2025	29	(6,959)	134	0	(4)

Total Futures Contracts	$2,442	$0	$(29)

SWAP AGREEMENTS:
CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)
Variation Margin
Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2023(2)	Notional Amount(3)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Asset	Liability

Jaguar Land Rover Automotive	5.000%	Quarterly	06/20/2026	3.735%	EUR	1,000	$64	$(29)	$35	$0	$(8)
Jaguar Land Rover Automotive	5.000	Quarterly	12/20/2026	4.353	13,300	739	(457)	282	0	(28)

$803	$(486)	$317	$0	$(36)

INTEREST RATE SWAPS
Variation Margin
Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Asset	Liability

Receive	1-Day GBP-SONIO Compounded-OIS	0.750%	Annual	09/21/2052	GBP	9,800	$286	$6,511	$6,797	$99	$0
Pay	1-Day USD-SOFR Compounded-OIS	1.250	Annual	09/21/2026	$58,100	(4,282)	(1,217)	(5,499)	19	0
Pay	1-Day USD-SOFR Compounded-OIS	2.000	Annual	12/21/2027	230,100	(19,716)	(7,099)	(26,815)	223	0
Pay	1-Day USD-SOFR Compounded-OIS	4.000	Annual	12/21/2027	309,800	313	(7,977)	(7,664)	371	0
Pay	1-Day USD-SOFR Compounded-OIS	0.500	Semi-Annual	06/16/2028	6,300	(259)	(857)	(1,116)	6	0
Pay	1-Day USD-SOFR Compounded-OIS	1.500	Semi-Annual	12/15/2028	43,200	(40)	(6,283)	(6,323)	43	0

Consolidated Schedule of Investments PIMCO Dynamic Income Opportunities Fund (Cont.)	September 30, 2023 (Unaudited)

Pay	1-Day USD-SOFR Compounded-OIS	2.000	Annual	12/21/2029	144,300	(14,841)	(6,642)	(21,483)	169	0
Pay(5)	1-Day USD-SOFR Compounded-OIS	3.500	Annual	12/20/2033	50,400	479	(3,449)	(2,970)	89	0
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2052	40,100	9,900	5,765	15,665	0	(130)
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Annual	12/21/2052	27,100	6,527	4,516	11,043	0	(90)
Receive	1-Day USD-SOFR Compounded-OIS	3.500	Annual	12/21/2052	81,300	(245)	8,320	8,075	0	(358)
Receive	6-Month EUR-EURIBOR	0.250	Annual	09/21/2032	EUR	50,200	4,740	8,002	12,742	29	0
Receive	6-Month EUR-EURIBOR	1.750	Annual	03/15/2033	5,700	448	286	734	3	0
Receive(5)	6-Month EUR-EURIBOR	0.830	Annual	12/09/2052	29,900	182	2,052	2,234	0	(92)
Receive	28-Day MXN-TIIE	8.675	Lunar	04/03/2024	MXN	41,000	0	36	36	0	0
Receive	28-Day MXN-TIIE	8.660	Lunar	04/04/2024	17,100	0	15	15	0	0
Receive	28-Day MXN-TIIE	8.750	Lunar	04/05/2024	10,200	0	9	9	0	0
Receive	28-Day MXN-TIIE	8.410	Lunar	03/31/2027	4,900	0	13	13	0	(1)
Receive	28-Day MXN-TIIE	8.730	Lunar	04/06/2027	4,300	0	9	9	0	(1)
Receive	28-Day MXN-TIIE	7.495	Lunar	01/14/2032	2,100	9	5	14	0	0
Receive	28-Day MXN-TIIE	7.498	Lunar	01/15/2032	8,700	36	22	58	0	(2)
Receive	28-Day MXN-TIIE	8.732	Lunar	03/30/2032	2,100	0	5	5	0	0
Receive	28-Day MXN-TIIE	8.701	Lunar	03/31/2032	5,000	0	13	13	0	(1)

$(16,463)	$2,055	$(14,408)	$1,051	$(675)

Total Swap Agreements	$(15,660)	$1,569	$(14,091)	$1,051	$(711)

Cash of $39,472 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2023.
(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date.
(m)	FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER
FORWARD FOREIGN CURRENCY CONTRACTS:
Unrealized Appreciation/(Depreciation)
Counterparty	Settlement Month	Currency to be Delivered	Currency to be Received	Asset	Liability

BOA	11/2023	GBP	1,401	$1,741	$32	$0
BPS	10/2023	PEN	26	7	0	0
11/2023	CAD	9,206	6,871	89	0
11/2023	GBP	53,588	68,210	2,811	0
11/2023	$11,843	EUR	11,048	0	(141)
03/2024	IDR	3,263,802	$212	1	0
BRC	10/2023	$14,764	MXN	256,390	0	(71)
11/2023	EUR	6,442	$6,974	151	0
11/2023	GBP	1,525	1,934	73	0
CBK	10/2023	PEN	70	19	0	0
11/2023	CAD	626	466	5	0
11/2023	GBP	17,826	22,710	955	0
11/2023	MXN	259,265	14,877	113	0
11/2023	PEN	1,555	419	9	0
11/2023	$721	BRL	3,636	0	(1)
11/2023	1,138	EUR	1,072	0	(3)
11/2023	12,994	GBP	10,290	0	(436)
11/2023	533	PEN	1,980	0	(11)
12/2023	MXN	1,716	$99	2	0
03/2024	$1,181	IDR	18,212,064	0	(7)
MYI	11/2023	CHF	134	$155	8	0
11/2023	$5,118	EUR	4,759	0	(78)
03/2024	IDR	12,424,949	$808	7	0
03/2024	$87	IDR	1,332,836	0	(1)
SCX	11/2023	EUR	98,161	$108,692	4,725	0
11/2023	$7,549	EUR	6,919	0	(220)
11/2023	25,625	GBP	20,629	0	(450)
03/2024	IDR	2,019,604	$132	2	0
TOR	11/2023	CAD	271	202	2	0

Consolidated Schedule of Investments PIMCO Dynamic Income Opportunities Fund (Cont.)	September 30, 2023 (Unaudited)

UAG	11/2023	EUR	69,307	76,445	3,038	0

Total Forward Foreign Currency Contracts	$12,023	$(1,419)

SWAP AGREEMENTS:
CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)
Swap Agreements, at Value(4)
Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2023(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability

BYL	Banca Monte Dei Paschi Di	5.000%	Quarterly	06/20/2024	1.506%	EUR	2,000	$(56)	$112	$56	$0

TOTAL RETURN SWAPS ON LOAN PARTICIPATIONS AND ASSIGNMENTS
Swap Agreements, at Value
Counterparty	Pay/ Receive	Underlying Reference	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability

BPS	Pay	AP Core Holdings II, LLC	1-Month USD-LIBOR	Quarterly	09/01/2027	$30	0	22	22	0
BPS	Pay	Gateway Casinos & Entertainment Limited	1-Month USD-LIBOR	Maturity	10/15/2027	263	0	1,126	1,126	0
BPS	Pay	PUG LLC	1-Month USD-LIBOR	Quarterly	02/12/2027	1,257	0	678	678	0
BPS	Pay	Syniverse Holdings, Inc.	1-Month USD-LIBOR	Maturity	05/13/2027	4,050	0	(1,107)	0	(1,107)
BPS	Pay	Team Health Holdings, Inc.	1-Month USD-LIBOR	Quarterly	02/06/2024	2,480	0	1,941	1,941	0
BPS	Pay	Veritas US Inc.	1-Month USD-LIBOR	Quarterly	09/01/2025	1,538	0	483	483	0
BPS	Pay	Wm Morrison	1-Month USD-LIBOR	Maturity	11/04/2027	2,649	0	2,450	2,450	0

$0	$5,593	$6,700	$(1,107)

Total Swap Agreements	$(56)	$5,705	$6,756	$(1,107)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

FAIR VALUE MEASUREMENTS
The following is a summary of the fair valuations according to the inputs used as of September 30, 2023 in valuing the Fund's assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2023

Investments in Securities, at Value
Loan Participations and Assignments	$0	$295,697	$127,557	$423,254
Corporate Bonds & Notes
Banking & Finance	0	149,407	27,117	176,524
Industrials	1,880	274,723	0	276,603
Utilities	0	18,436	0	18,436
Convertible Bonds & Notes
Banking & Finance	0	22,989	0	22,989
Industrials	0	2,242	0	2,242
Municipal Bonds & Notes
Puerto Rico	0	22,873	0	22,873
West Virginia	0	1,973	0	1,973
U.S. Government Agencies	0	25,566	0	25,566
Non-Agency Mortgage-Backed Securities	0	669,484	337	669,821
Asset-Backed Securities	0	241,683	28,132	269,815
Sovereign Issues	0	15,908	0	15,908
Common Stocks
Communication Services	628	0	6,242	6,870
Financials	5,934	0	17,515	23,449
Industrials	0	0	6,083	6,083
Real Estate	76	0	0	76
Rights
Industrials	0	0	638	638
Warrants
Industrials	0	0	633	633
Preferred Securities
Banking & Finance	0	49	0	49
Real Estate Investment Trusts

Consolidated Schedule of Investments PIMCO Dynamic Income Opportunities Fund (Cont.)	September 30, 2023 (Unaudited)

Financials	23,618	0	0	23,618
Short-Term Instruments
Repurchase Agreements	0	389,700	0	389,700
U.S. Treasury Bills	0	51,982	0	51,982

Total Investments	$32,136	$2,182,712	$214,254	$2,429,102

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	1,051	0	1,051
Over the counter	0	18,779	0	18,779

$0	$19,830	$0	$19,830
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(740)	0	(740)
Over the counter	0	(2,526)	0	(2,526)

$0	$(3,266)	$0	$(3,266)

Total Financial Derivative Instruments	$0	$16,564	$0	$16,564

Totals	$32,136	$2,199,276	$214,254	$2,445,666

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended September 30, 2023:
Category and Subcategory	Beginning Balance at 06/30/2023	Net Purchases	Net Sales/Settlements	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 09/30/2023	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 09/30/2023 (1)

Investments in Securities, at Value
Loan Participations and Assignments	$225,406	$2,470	$(34,794)	$1,532	$282	$(9,953)	$0	$(57,386)	$127,557	$1,885
Corporate Bonds & Notes
Banking & Finance	0	324	0	0	0	(7)	26,800	0	27,117	(7)
Non-Agency Mortgage-Backed Securities	496	0	(18)	0	2	(143)	0	0	337	(148)
Asset-Backed Securities	30,821	0	0	80	0	(2,769)	0	0	28,132	(2,769)
Common Stocks
Communication Services(2)	5,948	0	0	0	0	294	0	0	6,242	294
Financials	15,001	0	0	0	0	2,514	0	0	17,515	2,514
Industrials	6,186	0	0	0	0	(103)	0	0	6,083	(103)
Rights
Industrials(3)	324	0	0	0	0	314	0	0	638	314
Warrants
Industrials(3)	494	0	0	0	0	139	0	0	633	139
Preferred Securities
Industrials	9,924	0	0	0	0	(9,924)	0	0	0	(9,924)
Short-Term Instruments
Short-Term Notes	331	0	(324)	0	10	(17)	0	0	0	0

Totals	$294,931	$2,794	$(35,136)	$1,612	$294	$(19,655)	$26,800	$(57,386)	$214,254	$(7,805)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:
(% Unless Noted Otherwise)

Category and Subcategory	Ending Balance at 09/30/2023	Valuation Technique	Unobservable Inputs	Input Value(s)	Weighted Average

Investments in Securities, at Value
Loan Participations and Assignments	$42,981	Comparable Companies	EBITDA Multiple	X/X	11.000/10.000	—
78,496	Discounted Cash Flow	Discount Rate	7.170- 26.560	13.964
821	Indicative Market Quotation	Broker Quote	97.500	—
5,259	Third Party Vendor	Broker Quote	91.000 - 103.750	91.127
Corporate Bonds & Notes
Banking & Finance	26,800	Expected Recovery	Recovery Rate	54.375	—
317	Recent Transaction	Purchase Price	100.000
Non-Agency Mortgage-Backed Securities	141	Discounted Cash Flow	Discount Rate	9.000	—
196	Fair Valuation of Odd Lot Positions	Adjustment Factor	2.500	—
Asset-Backed Securities	28,132	Discounted Cash Flow	Discount Rate	10.000 - 27.500	19.608
Common Stocks
Communication Services	6,242	Indicative Market Quotation	Broker Quote	$16.725	—
Financials	17,484	Indicative Market Quotation/Comparable Companies	Broker Quote/EBITDA Multiple	$/X	22.500/4.000	—
31	Option Pricing Model	Volatility	59.400	—
Industrials	6,083	Discounted Cash Flow	Discount Rate	15.620	—

Consolidated Schedule of Investments PIMCO Dynamic Income Opportunities Fund (Cont.)	September 30, 2023 (Unaudited)

Rights
Industrials	638	Discounted Cash Flow	Discount Rate	2.750	—
Warrants
Industrials	633	Discounted Cash Flow	Discount Rate	2.750	—

Total	$214,254

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at September 30, 2023 may be due to an investment no longer held or categorized as Level 3 at period end.

(2)		Sector type updated from Industrials to Communication Services since prior fiscal year end.
(3)		Sector type updated from Financials to Industrials since prior fiscal year end.

Notes to Financial Statements

1. BASIS FOR CONSOLIDATION

Each of the Funds' subsidiaries was formed as a wholly owned subsidiary acting as an investment vehicle for the Fund in order to effect certain investments for the Fund consistent with the Fund’s investment objectives and policies in effect from time to time. Each Fund’s investment portfolio has been consolidated and includes the portfolio holdings of the Fund and its subsidiaries. Accordingly, the consolidated financial statements include the accounts of each Fund and its subsidiaries. All inter-company transactions and balances have been eliminated. This structure was established so that certain investments could be held by a separate legal entity from the Fund. See the table below for details regarding the structure, incorporation and relationship as of period end of the subsidiaries.

Subsidiary	Date of Formation	Subsidiary % of Consolidated Fund Net Assets
PDOLS I LLC	01/15/2021	0.9%
RLM 4365 LLC	01/15/2021	0.0%

2. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies The NAV of the Fund's shares, or each of its share classes as applicable, is determined by dividing the total value of portfolio investments and other assets attributable to the Fund or class, less any liabilities, as applicable, by the total number of shares outstanding.

On each day that the New York Stock Exchange (“NYSE”) is open, the Fund’s shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, the Fund may calculate its NAV as of the earlier closing time or calculate its NAV as of the NYSE Close for that day. The Fund generally does not calculate its NAV on days on which the NYSE is not open for business. If the NYSE is closed on a day it would normally be open for business, the Fund may calculate its NAV as of the NYSE Close for such day or such other time that the Fund may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotations are readily available are valued at market value. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. Market value is generally determined on the basis of official closing prices or the last reported sales prices. The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by Pacific Investment Management Company LLC (“PIMCO”) to be the primary exchange. If market value pricing is used, a foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange.

Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the Investment Company Act. As a general principle, the fair value of a security or other asset is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to Rule 2a-5, the Board of Trustees has designated PIMCO as the valuation designee (“Valuation Designee”) for the Fund to perform the fair value determination relating to all Fund investments. PIMCO may carry out its designated responsibilities as Valuation Designee through various teams and committees. The Valuation Designee’s policies and procedures govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund investments. The Valuation Designee may value Fund portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services, quotation reporting systems, valuation agents and other third-party sources (together, “Pricing Sources”).

Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Sources may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Sources. With respect to any portion of the Fund’s assets that are invested in one or more open-end management investment companies (other than ETFs), the Fund’s NAV will be calculated based on the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value. Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Sources, which may recommend fair value or adjustments with reference to other securities, indexes or assets. In considering whether fair valuation is required and in determining fair values, the Valuation Designee may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indexes) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, unless otherwise determined by the Valuation Designee, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Fund is not open for business, which may result in the Fund's portfolio investments being affected when shareholders are unable to buy or sell shares.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Sources. As a result, the value of such investments and, in turn, the NAV of the Fund's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Fund is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund's next calculated NAV.

Fair valuation may require subjective determinations about the value of a security. While the Fund’s and Valuation Designee's policies and procedures are intended to result in a calculation of the Fund's NAV that fairly reflects security values as of the time of pricing, the Fund cannot ensure that fair values accurately reflect the price that the Fund could

Notes to Financial Statements (Cont.)

obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2 or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

• Level 1 — Quoted prices (unadjusted) in active markets or exchanges for identical assets and liabilities.

• Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

• Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Valuation Designee that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the method utilized in valuing the investments. Transfers from Level 2 to Level 3 are a result of a change, in the normal course of business, from the use of methods used by Pricing Sources (Level 2) to the use of a Broker Quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market-based data (Level 3). Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by Pricing Sources or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Fund's assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1, Level 2 and Level 3 trading assets and trading liabilities, at fair value The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1, Level 2 and Level 3 of the fair value hierarchy are as follows:

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities, non-U.S. bonds, and short-term debt instruments (such as commercial paper, time deposits, and certificates of deposit) are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Sources' internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Sources that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain exchange traded futures and options to account for market movement between the exchange settlement and the NYSE close. These securities are valued using quotes obtained from a quotation reporting system, established market makers or Pricing Sources. Financial derivatives using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

Notes to Financial Statements (Cont.)

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Sources (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Sources (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, LIBOR forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Manager may elect to obtain Broker Quotes directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced Broker Quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker Quotes are typically received from established market participants. Although independently received, the Manager does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the Broker Quote would have direct and proportional changes in the fair value of the security.

Expected recovery valuation estimates that the fair value of an existing asset can be recovered, net of any liability. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

The Discounted Cash Flow model is based on future cash flows generated by the investment and may be normalized based on expected investment performance. Future cash flows are discounted to present value using an appropriate rate of return, typically calibrated to the initial transaction date and adjusted based on Capital Asset Pricing Model and/or other market-based inputs. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

The Comparable Companies model is based on application of valuation multiples from publicly traded comparable companies to the financials of the subject company. Adjustments may be made to the market-derived valuation multiples based on differences between the comparable companies and the subject company. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

The Option Pricing Model is a commonly accepted method of allocating enterprise value across a capital structure. The method may be utilized when a capital structure includes multiple instruments with varying rights and preferences, there is no short term exit horizon, the nature of an exit event is unknown, or if the enterprise value is not sufficient to cover outstanding debt and preferred claims. The Option Pricing Model can also be used as a method to estimate enterprise value by ‘back-solving’ if there are recent indicative transactions for securities with the same issuer. The Option Pricing Model uses Black-Scholes option pricing, a generally accepted option model typically used to value call options, puts, warrants, and convertible preferred securities. Significant changes in unobservable inputs would result in direct changes in the fair value of the security. These securities are categorized as level 3 of the fair value hierarchy.

Securities may be valued based on purchase prices of privately negotiated transactions. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Securities that are smaller in size than institutional-sized or round lot positions of the particular security/instrument type may apply an adjustment factor to the daily vendor-provided price for the corresponding round lot position to arrive at a fair value for the applicable odd lot positions. The adjustment factor is determined by comparing the prices of internal trades with vendor prices, calculating the weighted average differences, and using that difference as an adjustment factor to vendor prices. These securities are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper, time deposits, and certificates of deposit) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, investments will be priced by a method that the Valuation Designee believes reflects fair value and are categorized as Level 3 of the fair value hierarchy.

3. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Manager has reviewed the Fund's tax positions for all open tax years. As of September 30, 2023, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expect to take in future tax returns.

The Fund files U.S. federal, state, and local tax returns as required. The Fund's tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Glossary: (abbreviations that may be used in the preceding statements)					(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	DBL	Deutsche Bank AG London	NOM	Nomura Securities International, Inc.
BOM	Bank of Montreal	GLM	Goldman Sachs Bank USA	RBC	Royal Bank of Canada
BOS	BofA Securities, Inc.	JML	JP Morgan Securities Plc	RCY	Royal Bank of Canada
BPS	BNP Paribas S.A.	JPS	J.P. Morgan Securities LLC	RTA	RBC (Barbados) Trading Bank Corp.
BRC	Barclays Bank PLC	MEI	Merrill Lynch International	SCX	Standard Chartered Bank, London
BYL	Barclays Bank PLC London Branch	MSB	Morgan Stanley Bank, N.A	SOG	Societe Generale Paris
BYR	The Bank of Nova Scotia - Toronto	MSC	Morgan Stanley & Co. LLC.	TOR	The Toronto-Dominion Bank
CBK	Citibank N.A.	MYI	Morgan Stanley & Co. International PLC	UAG	UBS AG Stamford
CEW	Canadian Imperial Bank of Commerce World Markets	MZF	Mizuho Securities USA LLC	UBS	UBS Securities LLC
CIB	Canadian Imperial Bank of Commerce

Currency Abbreviations:
BRL	Brazilian Real	EUR	Euro	MXN	Mexican Peso
CAD	Canadian Dollar	GBP	British Pound	PEN	Peruvian New Sol
CHF	Swiss Franc	IDR	Indonesian Rupiah	USD (or $)	United States Dollar

Index/Spread Abbreviations:
EUR001M	1 Month EUR Swap Rate	EUR012M	12 Month EUR Swap Rate	LIBOR06M	6 Month USD-LIBOR
EUR003M	3 Month EUR Swap Rate	LIBOR01M	1 Month USD-LIBOR	SOFR	Secured Overnight Financing Rate
EUR006M	6 Month EUR Swap Rate	LIBOR03M	3 Month USD-LIBOR	SONIO	Sterling Overnight Interbank Average Rate

Other Abbreviations:
ABS	Asset-Backed Security	EURIBOR	Euro Interbank Offered Rate	TBA	To-Be-Announced
CDO	Collateralized Debt Obligation	Lunar	Monthly payment based on 28-day periods. One year consists of 13 periods.	TBD	To-Be-Determined
CLO	Collateralized Loan Obligation	OIS	Overnight Index Swap	TBD%	Interest rate to be determined when loan settles or at the time of funding
DAC	Designated Activity Company	PIK	Payment-in-Kind	TIIE	Tasa de Interés Interbancaria de Equilibrio "Equilibrium Interbank Interest Rate"
EBITDA	Earnings before Interest, Taxes, Depreciation and Amoritization	REMIC	Real Estate Mortgage Investment Conduit